                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 10, 1996

                           Dawcin International Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

New York                            0-18270                  11-2857523
--------                            -------                  ----------
(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)

100 Garden City Plaza, Garden City, New York                          11530
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(Address of principal executive offices)

     Registrant's telephone number, including area code (516) 739-8800

                           Command Credit Corporation
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last report)

ITEM 1.  Changes in Control of Registrant.

         (a) (i) The Registrant and First Equities Corp., ("First Equities") have agreed to the distribution of shares of common stock of First Equities owned by the Registrant to the Registrant's shareholders on a pro-rata basis as of December 10, 1996, (a spin-off). First Equities is a Delaware corporation whose shareholder's acquired control of the Registrant in October, 1996. In addition, the Registrant will return to First Equities the one share of preferred stock of First Equities owned by the Registrant. In conjunction with the distribution of the shares of common stock of First Equities owned by the Registrant, Mr. Edward Capuano, the Registrant's former President will return the 7,520,991 shares of the Registrant's common stock owned by him. In effect, the distribution of the First Equities shares to the Registrant's shareholders will give control of the Registrant back to the Registrant.

                  (ii) The number of First shares to be distributed to the Registrant's shareholders is approximately 8,488,030. This amount represents the total number of shares First Equities paid at the time it was acquired by the

Registrant. No cash consideration was exchanged in connection with the transaction, and no loans or pledges were obtained for the purpose of acquiring control.

                  (iii) On December 10, 1996, the Registrant and First Equities executed and delivered an Agreement (the "Agreement") pursuant to which the Registrant and First Equities agreed to the spin-off of First Equities. The spin-off resulted in the distribution to the Registrant's shareholders, on a pro rata basis, 8,488,030 shares of First Equities common stock. In addition, the Registrant will return to First Equities the one share of preferred stock of First Equities owned by the Registrant. In conjunction with the distribution of the shares of common stock of First Equities owned by the Registrant, Mr. Edward Capuano, the Registrants former President will return the 7,520,991 shares of the Registrant's common stock owned by him.

                  (iv) The percentage of securities of the Registrant now beneficially owned directly or indirectly by First Equities shareholders is approximately thirty-five percent (35%).

         (b) The Registrant, by way of corporate resolutions, has instituted changes to its officers and directors. In this regard, the Registrant's Board of Directors has accepted the resignation of Mr. Edward Capuano as President, Chief Operating Officer and a member of the Board of Directors of the Registrant. Furthermore, the Registrant's Board of Directors has approved the appointment of Mr. William G. Lucas as President of the Registrant. Mr. Lucas retains his position as Chairman and Chief Executive Officer of the Registrant.

ITEM 2.  Acquisition or Disposition of Assets.

         (a) (i) On December 10, 1996, the Registrant and First Equities executed and delivered an Agreement (the "Agreement") pursuant to which the Registrant and First Equities agreed to the spin-off of First Equities. The spin-off resulted in the distribution, to the Registrant's shareholders, on a pro rata basis, 8,488,030 shares of First Equities' common stock. In addition, the Registrant will return to First Equities the one share of preferred stock of First Equities owned by the Registrant. In conjunction with the distribution of the shares of common stock of First Equities owned by the Registrant, Mr. Edward Capuano, the Registrants former President will return the 7,520,991 shares of the Registrant's common stock owned by him.

         (b) The assets disposed of by the Registrant were ninety seven percent (97%) of the issued and outstanding common stock of First Equities. The business of First Equities is mortgage banking.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) The Registrant is a "small business issuer," as defined under Rule 12b-2 of the Exchange Act. Accordingly, the Registrant is incorporating by reference to its Annual Report on Form 10-KSB for the year ending June 30, 1996 the following information required by Item 310(a) of Regulation S-B in lieu of the financial information required by Item 7 (a) of this Form:

         (i) Audited balance sheet of the Registrant for the year ended June 30,

1996, and;

         (ii) Audited statements of income, cash flows and changes in stockholders' equity for the years ended June 30, 1996 and 1995.

         (b) Pro forma financial information.
         Attached hereto, are Pro-forma Financial Statements of the Registrant after the spin-off, for the period ended June 30, 1996. While these statements appear to be the same as the Registrant's Form 10-KSB at June 30, 1996, there is a change in the number of shares outstanding as a result of the spin-off.

         (c) Exhibits.

         Index of Exhibits:

         (2) Agreement between Registrant and First Equities Corp. dated December 10, 1996.

         (23) Consent of Independent Auditors.

         (27) Financial Data Schedule.

ITEM 7:  Financial Statements

                                    PRO-FORMA
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                     ASSETS

                                                                       June 30
                                                                         1996
                                                                      ----------
Current Assets:
  Cash and Cash Equivalents                                           $   45,295
  Accounts Receivable, net                                               248,465
  Note Receivable                                                      2,485,000
  Prepaid Expenses                                                         9,913
  Interest Receivable                                                    600,000
                                                                      ----------
  Total Current Assets                                                 3,388,673
                                                                      ----------
Fixed Assets:
  Equipment                                                              729,117
  Furniture & Fixtures                                                   166,400
  Leasehold Improvements                                                 225,003
                                                                      ----------
                                                                       1,120,520
  Less:  Accumulated Depreciation
            and Amortization                                             743,723
                                                                      ----------
  Total Net Fixed Assets                                                 376,797
                                                                      ----------
Other Assets:

  Marketable Equity Securities                                            14,500
  Organization Expenses                                                      677
  Computer Software                                                      119,992
  Goodwill                                                                75,967
  Security Deposits                                                       38,701
                                                                      ----------
  Total Other Assets                                                     249,837
                                                                      ----------
Total Assets                                                          $4,015,307
                                                                      ==========
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                                    PRO-FORMA
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                       LIABILITIES & SHAREHOLDERS' EQUITY

                                                                      June 30
                                                                       1996
                                                                   ------------
Current Liabilities:
  Accounts Payable & Accrued Expenses                              $    784,517
  Leases Payable                                                         20,141
  Payroll Taxes Payable                                                 239,462
  Notes Payable                                                         203,065
  Salaries Payable                                                      158,944
  Loans Payable                                                         484,622
                                                                   ------------
  Total Current Liabilities                                           1,890,751
                                                                   ------------
Long Term Liabilities:
  Leases Payable                                                         31,868
  Notes Payable                                                         911,259
                                                                   ------------
  Total Long Term Liabilities                                           943,127
                                                                   ------------
Total Liabilities                                                     2,833,878
                                                                   ------------
Shareholders' Equity:
  Common Stock - Authorized 150 Mill. Shares,
  $.0001 Par Value,1,356,578 Issued and
  1,351,220 Outstanding at 6/96                                             136
  Paid-In-Capital in Excess of Par Value                             43,932,195
  Paid-In-Capital from Treasury Stock                                   946,434
  Paid-In-Capital from Warrants Exercised                               902,389
  Translation Adjustment                                                  5,528
  Retained (Deficit)                                                (43,575,706)
                                                                   ------------
  Total Shareholders' Equity                                          2,210,976
Less: Treasury Shares at Cost                                        (1,029,547)
                                                                   ------------
Net Shareholders' Equity                                              1,181,429
                                                                   ------------
Total Liabilities and Shareholders' Equity                         $  4,015,307

                                                                   ============
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                                    PRO-FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          FOR THE YEAR ENDED JUNE 30TH

                                                                       1996
                                                                   ------------
Revenues:
  Operating Revenue                                                $    821,073
  Interest Income                                                       604,360
                                                                   ------------
  Total Revenue                                                    $  1,425,433
                                                                   ------------
Operating Expenses:
  Selling and Administrative Expenses (Schedule I)                    3,752,641
 Cost of Shares for Services Rendered  (Schedule II)                 12,089,321
  Loss on Investment                                                  1,910,304
  Bad Debt Expense                                                      792,713
  Taxes                                                                 192,521
                                                                   ------------
  Total Operating Expenses                                         $ 18,737,500
                                                                   ------------
Net Profit(Loss) from Operations                                    (17,312,067)
                                                                   ------------
Non-Operating & Non-Recurring:
   Gain (Loss) on Sale of Marketable Equity Securities                  (43,355)
                                                                   ------------
Total Non-Operating & Non-Recurring                                     (43,355)
                                                                   ------------
Net Profit(Loss)                                                   ($17,355,422)
                                                                   ============
Net Profit(Loss) per Outstanding
  Common Share                                                     ($      1.97)
                                                                   ============
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                                    PRO-FORMA
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                          FOR THE YEARS ENDED JUNE 30TH

                                                                         1996
                                                                      ----------
Cash Flow from Operations:
Net Income(Loss)                                                   ($17,355,422)
Adjustments to Reconcile Net Loss
  to Net Cash Provided by Operations
   Depreciation & Amortization                                         (219,063)
   (Gain)/Loss on Sale of Marketable Equity Securities                   43,355
   Foreign Currency Translation Adjustment                              (14,032)
(Increase) Decrease in:
   Notes Receivable                                                  (2,125,000)
   Prepaid Expenses                                                       9,395

   Interest Receivable                                                 (479,100)
   Accounts Receivable                                                   36,649
   Organization Expenses                                                 29,848
   Security Deposits                                                     (4,460)
   Computer Software                                                    (72,580)
Increase (Decrease) in:
   Accounts Payable                                                    (544,902)
   Leases Payable                                                       (54,863)
   Taxes Payable                                                       (253,598)
   Notes Payable                                                        443,250
   Salaries Payable                                                      76,027
   Loans Payable                                                        312,996
                                                                   ------------
Net Cash (Used)Provided by Operations                               (20,171,500)
                                                                   ------------
Cash Flow from Financing Activities:
                                                                   ------------
   Proceeds from Issuance of Common Stock                            17,386,941
   Purchase of Treasury Stock                                          (409,847)
                                                                   ------------
Net Cash Flow from Financing Activities                              16,977,094
                                                                   ------------
Cash Flow from Investing Activities:
                                                                   ------------
   Capital Expenditures Paid in Cash                                    216,445
   Bank/Data Center Acquisition                                         260,993
   Goodwill                                                           2,323,881
   Proceeds from Sale of Marketable Equity Securities                   224,784
   Purchase of Marketable Equity Securities                             (14,500)
                                                                   ------------
Net Cash (Used) by Investing Activities                               3,011,603
                                                                   ------------
Net Increase in Cash and Cash Equivalents                              (182,803)
Cash and Cash Equivalents Beginning of Period                           228,098
                                                                   ------------
Cash and Cash Equivalents End of Period                            $     45,295
                                                                   ============

         (c) Exhibits.

         Index of Exhibits:

         (2) Agreement between Registrant and First Equities Corp. dated December 10, 1996.

         (23)   Consent of Independent Auditors.

         (27)   Financial Data Schedule.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Dawcin International Corp.


Date: March 14, 1997                          By:  /s/ William G. Lucas
                                                   -----------------------
                                                       William G. Lucas
                                                       Chairman